UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A
                               Amendment No. 1 to
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2006


                       PACIFIC MAGTRON INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



      Nevada                       000-25277                  88-0353141
      ------                       ---------                  ----------
 (State or Other                  (Commission                (IRS Employer
 Jurisdiction of                  File Number)               Identification
  Incorporation)                                                Number)


        1600 California Circle, Milpitas, California            95035
        ----------------------------------------------          -----
        (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (408) 956-8888
                                                           --------------


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

Pacific Magtron International Corp. ("Company") files this Amendment No. 1 to its report on Form 8-K to include the letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements in our report on Form 8-K.


Item 4.01         Change In Registrant's Certifying Accountant.

On February 28, 2006, we dismissed Weinberg & Co., P.A. ("Weinberg") as the auditor for Pacific Magtron International Corp. Effective February 28, 2006, we engaged Berenson LLP ("Berenson"), subject to the U.S. Bankruptcy Court's approval, to serve as the independent public accountants to audit our consolidated financial statements for the calendar year ending December 31, 2005.

Weinberg's report on our consolidated financial statements for the calendar year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Weinberg's report on our consolidated financial statements for the calendar year ended December 31, 2004 did contain a modification paragraph that expressed substantial doubt about the Company's ability to continue as a going concern.

During our past calendar years and the interim period through February 28, 2006, we had no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report. During our past calendar year and the interim period through February 28, 2006, Weinberg did not advise us of any of the matters specified in Item 304(a)(1)(B) of Regulation S-B.

During our calendar year ended December 31, 2004, and the interim period through February 28, 2006, we have had no consultations with Berenson concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1) of Regulation S-K.

The appointment of Berenson as independent public accountants was recommended and unanimously approved by our Board of Directors.


Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

      16 Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PACIFIC MAGTRON INTERNATIONAL CORP.

Dated: March 7, 2006                By: /s/ Martin Nielson
                                        ------------------------------------
                                        Chief Executive Officer

                                  EXHIBIT INDEX


     Exhibit Number     Description
     --------------     -----------

     16 Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein